Exhibit 99.1

Ryerson and Olympic Steel Announce

Successful Closing of Merger

(Chicago and Cleveland – February 13th, 2026) – Ryerson Holding Corporation (NYSE: RYI), a leading value-added processor and distributor of industrial metals, and Olympic Steel, Inc. (formerly NASDAQ: ZEUS), a leading U.S. metals service center, together announce that they have successfully merged as of today. Ryerson is issuing 1.7105 shares of Ryerson common stock for every share of Olympic Steel common stock, after which former shareholders of Olympic Steel will hold approximately 37% of Ryerson.

The merger of these two companies enhances Ryerson’s presence as the second-largest North American metals service center and represents a highly compatible strategic match as Olympic Steel brings its complementary footprint, capabilities, and product offerings into Ryerson’s intelligently interconnected network of value-added service centers. The combined company expects to generate approximately $120 million in annual synergies by early 2028 majorly via procurement, scale, efficiency gains, commercial portfolio enhancements, and footprint optimization. Moving forward, the Company expects to report progress on synergy attainment on a quarterly basis.

As of February 24th, the company will trade on the New York Stock Exchange as Ryerson Holding Corporation under the ticker “RYZ,” which will honor both companies’ former tickers and reflect the unification of their respective legacies and go-forward mission.

Effective as of today, Eddie Lehner remains as Chief Executive Officer of Ryerson and Richard T. Marabito, former CEO of Olympic Steel, has been appointed as President and Chief Operating Officer of Ryerson. Jim Claussen, Executive Vice President & Chief Financial Officer of Ryerson, will continue to serve in his role for Ryerson. Richard A. Manson, formerly Chief Financial Officer of Olympic Steel, has been appointed Senior Vice President of Finance for Ryerson and will lead the transition and synergy attainment efforts. Andrew Greiff, formerly President and Chief Operating Officer of Olympic Steel, will now serve as Executive Vice President – Ryerson & President – Olympic Steel. Mark Silver, Ryerson’s Executive Vice President, General Counsel & Chief HR Officer, will serve Ryerson as Executive Vice President, Chief Legal & Risk Officer. Molly Kannan, Ryerson’s Corporate Controller and Chief Accounting Officer, will continue to serve in such role.

“The union of Ryerson and Olympic Steel unlocks tremendous growth opportunities across our now combined network of service centers, family of companies, and brands,” said Eddie Lehner. “The augmented network density, product diversity, and service offerings promises a customer experience with greater speed to market, wider selection of products and services, and consistency of high value-added experiences. For our stockholders, we expect the merger will strengthen our ability to improve our quality of earnings through the cycle with accretive margins, strong free cash flow potential, an improved leverage profile, and approximately $120 million in attainable synergies all leading to enhanced shareholder value.”

“It’s also deeply gratifying uniting two organizations with immense mutual respect, complementary businesses, and compatibility of values,” continued Lehner. “My admiration for the Olympic leadership team and organization has only deepened over these past several months leading up to the closing and I look forward to our work together of shared mission and purpose to deliver all of the value this deal has to offer our customers, employees, and stockholders.”

Richard T. Marabito said, “We believe this merger represents an incredible opportunity to accelerate our growth commercially as we will be able to cross-sell processing capabilities, expand geographically, and strengthen the utilization of shared assets, all of which will improve the service experience for both contract and transactional customers. In addition, we could not be more confident in our procurement, efficiency, and optimization synergies, especially considering the scale of our combined business.”

“On top of all of this,” continued Marabito, “We are also excited to bring our talents together at a time when both of our organizations are ending historically high investment cycles, have established strong balance sheets, and are experiencing what we believe to be the inflection of a manufacturing demand cycle. We are looking forward to joining forces with the Ryerson team, getting to work, and realizing our extraordinary potential together.”

Michael D. Siegal, formerly Executive Chairman of Olympic Steel’s Board of Directors, has been appointed chairman of the Ryerson Board of Directors (“Board”). Three additional Olympic Steel Board members, Richard T. Marabito, Richard P. Stovsky, and Peter J. Scott, were found mutually satisfactory and have been appointed to the combined 11-member Board.

Michael Siegal said, “I would like to congratulate and thank both management teams for achieving what is an important, historic event not only for Olympic Steel and Ryerson, but also for the metal service center industry. I look forward to leading the expanded Board and guiding the combined company into this new era of value creation for all stakeholders.”

The Board approved grants of restricted stock units, effective as of February 13, 2026, to each of Richard T. Marabito, Andrew S. Greiff, and Richard A. Manson, in connection with Ryerson’s acquisition of Olympic Steel, Inc. The restricted stock units are subject to the terms of Ryerson’s Second Amended and Restated 2014 Omnibus Incentive Plan, as amended, but were granted outside of the plan as an inducement material to the acceptance of employment by Messrs. Marabito, Greiff, and Manson with Ryerson, in accordance with NYSE Listing Rule 303A.08.

The inducement award to Mr. Marabito consists of a grant of restricted stock units with a grant date fair value of approximately $3,880,000, but relating to no less than 150,496 shares and no more than 169,309 shares. The inducement award to Mr. Grieff consists of a grant of restricted stock units with a grant date fair value of approximately $2,430,000, but relating to no less than 94,254 shares and no more than 106,036 shares. The inducement award to Mr. Manson consists of a grant of restricted stock units with a grant date fair value of approximately $1,940,000, but relating to no less than 75,248 shares and no more than 84,654 shares. The restricted stock units will vest in full on the third anniversary of the grant date, subject to continued service through the vesting date and the other terms and conditions set forth in the inducement award agreements. Vesting of the inducement awards will be accelerated upon the occurrence of certain events as set forth in the award agreements evidencing the grants.

Ryerson is providing this information in accordance with NYSE Listing Rule 303A.08.

About Ryerson

Ryerson is a leading value-added processor and distributor of industrial metals, with operations in the United States, Canada, Mexico, and China. Founded in 1842, Ryerson has around 4,300 employees in 106 locations. Visit Ryerson at www.ryerson.com.

About Olympic Steel

Founded in 1954, Olympic Steel is a leading U.S. metals service center focused on the direct sale and value-added processing of carbon and coated sheet, plate and coil steel products; stainless steel sheet, plate, bar, and coil; aluminum sheet, plate, and coil; pipe, tube, bar, valves, and fittings; tin plate and metal-intensive end-use products, including stainless steel bollards; commercial, residential, and industrial venting and air filtration systems; Wright® brand self-dumping hoppers; and metal canopy components. Headquartered in Cleveland, Ohio, Olympic Steel operates from 53 facilities. For additional information, please visit https://www.olysteel.com.

Safe Harbor Provision

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Ryerson’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the merger involving Ryerson and Olympic Steel, including future financial and operating results, expected synergies, Ryerson’s plans, objectives, expectations, and intentions, and other statements that are not historical facts. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates, and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the risk that the businesses will not be integrated successfully or will be more costly or difficult than expected; the risk that the cost savings and any other synergies may not be fully realized or may take longer to realize than expected, or that the transaction may be less accretive than expected; the risk that the merger will not provide stockholders with increased earnings potential; the risk that increases to earnings, margins, and cash flows may not be as large as expected or may not occur at all; Ryerson and Olympic Steel may not be able to increase commercial growth, cross-sell, or expand geographically, and scale the combined business as expected; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the merger; the risk of adverse reactions or changes to business or employee relationships resulting from the merger; adverse economic conditions; highly cyclical fluctuations resulting from, among others, seasonality, market uncertainty, and costs of goods sold; the combined company’s ability to remain competitive and maintain market share in the highly competitive and fragmented metals distribution industry; managing the costs of purchased metals relative to the price at which each company sells its products during periods of rapid price escalation or deflation; customer, supplier, and competitor consolidation, bankruptcy, or insolvency; the impairment of goodwill that could result from, among other things, volatility in the markets in which each company operates; the impact of geopolitical events; future funding for postretirement employee benefits may require substantial payments from current cash flow; the regulatory and other operational risks associated with our operations located outside of the United States; the adequacy of each company’s efforts to mitigate cyber security risks and threats; reduced production schedules, layoffs, or work stoppages by each company, its suppliers’, or customers’ personnel; any underfunding of certain employee retirement benefit plans and the actual costs exceeding current estimates; prolonged disruption of each company’s processing centers; failure to manage potential conflicts of interest between or among customers or suppliers of each company; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; the incurrence of substantial costs of liabilities to comply with, or as a result of, violations of environmental laws; the risk of product liability claims; Ryerson’s indebtedness or covenants in the instruments governing such indebtedness; the influence of a single investor group over the company’s policies and procedures; and other risks inherent in Ryerson’s business and other factors described in Ryerson’s filings with the Securities and Exchange Commission. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Ryerson. If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements are based on the estimates and opinions of management as of the date of this communication; subsequent events and developments may cause their assessments to change. Ryerson does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law and they specifically disclaim any obligation to do so. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media and Investor contact:

investorinfo@ryerson.com